                                POWER OF ATTORNEY

     The undersigned, a director and officer of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter
S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 3rd day of March, 1997.


                                   /s/ Frank P. Lowy
                                   -----------------
                                       Frank P. Lowy
Witness:


/s/ Diane Pocock
----------------
    Diane Pocock

                                POWER OF ATTORNEY

     The undersigned, a director of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 3rd day of March, 1997.


                                   /s/ Roy L. Furman
                                   -----------------
                                       Roy L. Furman


Witness:


/s/ Karen Ollivieree
-------------------------
Karen Ollivieree

                                POWER OF ATTORNEY

     The undersigned, a director and officer of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter
S. Lowy and Mark A. Stefanek, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4th day of March, 1997.


                                   /s/ Richard E. Green
                                   --------------------
                                       Richard E. Green


Witness:


/s/ Barry Mills
---------------
    Barry Mills

                                POWER OF ATTORNEY

     The undersigned, a director of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 3rd day of March, 1997.


                                   /s/ Frederick G. Hilmer
                                   -----------------------
                                       Frederick G. Hilmer


Witness:

/s/ Michael Lyons
-----------------
    Michael Lyons

                                POWER OF ATTORNEY

     The undersigned, a director of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4 day of March, 1997.


                                   /s/ David H. Lowy
                                   -----------------
                                       David H. Lowy

Witness:

/s/ Michael Lyons
-------------------------
    Michael Lyons

                                POWER OF ATTORNEY

     The undersigned, a director and officer of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Mark
A. Stefanek and Richard E. Green, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4 day of March, 1997.


                                   /s/ Peter S. Lowy
                                   -----------------
                                       Peter S. Lowy


Witness:

/s/ Barry Mills
-------------------------
    Barry Mills

                                POWER OF ATTORNEY

     The undersigned, an officer of CenterMark Properties, Inc., a Missouri corporation (the "Company"), does hereby constitute and appoint Peter S. Lowy and Richard E. Green, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute and deliver in his name and on his behalf:

          (a) one or more Registration Statements of the Company on Form S-11 or any other appropriate form proposed to be filed by the Company with the Securities and Exchange Commission (the "SEC"), (including, without limitation, Registration Statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, or any successor thereto (the "Securities Act")), for the purpose of registering under the Securities Act, up to 35 million shares of the Company's common stock, par value $.01 per share (the "Shares") or such additional number of Shares as shall be approved by resolutions of the Board of Directors of the Company; and

          (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Shares which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Australia and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 4 day of March, 1997.


                                   /s/ Mark A. Stefanek
                                   --------------------
                                       Mark A. Stefanek


Witness:

/s/ Lisa Bialkin
-------------------------
    Lisa Bialkin